UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-23643)

Exact name of registrant as specified in charter:	Putnam ETF Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

James E. Thomas, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2023

Date of reporting period:	September 1, 2022 – February 28, 2023

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam Investments

Putnam Sustainable Future ETF

Semiannual report
2 | 28 | 23

Growth funds look for stocks of companies that have the potential to grow over time.

FUND SYMBOL
PFUT

Putnam
Sustainable Future
ETF

Semiannual report
2 | 28 | 23

Message from the Trustees

April 11, 2023

Dear Shareholder:

In the first few months of 2023, we have seen continued U.S. economic growth, a strong jobs market, and persistent inflation. Stocks and bonds rallied in January but pulled back when reports of rising prices caused concern that the U.S. Federal Reserve would raise interest rates more than expected. Generally speaking, the Fed wants to slow economic activity to ease price pressures, but without causing a recession.

While Putnam’s investment teams are aware of the Fed’s balancing act, they remain focused on analyzing companies and individual securities. They see the potential risks in today’s economic environment but also monitor how businesses adjust and strive to perform well, even in an uncertain economy. Their insights help them carefully select securities and build portfolios to pursue returns for you.

Thank you for investing with Putnam.

Data are historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of fund shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart are at net asset value (NAV). See below and page 7 for additional performance information, including fund returns at market price. Index results should be compared with fund performance at NAV. To obtain the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/28/23. See above and page 7 for additional fund performance information. Index descriptions can be found on page 11.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Sustainable Future ETF

How was the investing environment for U.S. stocks during the six-month reporting period?

Multiple macroeconomic headwinds challenged stock markets during the period. Rising interest rates, supply chain disruptions, the Russia-Ukraine War, and a slowdown in global growth weighed on investor sentiment. To help tame multidecade-high inflation, the U.S. Federal Reserve continued to raise interest rates. Investors feared the Fed’s monetary tightening would push the economy into a recession.

By November 2022, the pace of inflation, as measured by the Consumer Price Index, showed signs of easing. Positive corporate earnings results and the prospect of lower interest rates lifted stock performance in late 2022. The new year began on a bright note as stocks posted solid gains in January despite uncertainty about the economy and concerns about a recession. However, those investor worries escalated in February, the final month of the period, and all three major U.S. stock indexes recorded a loss for the month.

Sustainable Future ETF 3

Allocations are shown as a percentage of the fund’s net assets as of 2/28/23. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 2/28/23. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

4 Sustainable Future ETF

How did the fund perform for the reporting period?

For the six-month reporting period, the fund returned –2.15%, and its benchmark, the Russell Midcap Growth Index, returned 5.31%.

What were some holdings that contributed to relative performance during the reporting period?

A key contributor was NVIDIA, a leading designer of graphic processing units that are used in a variety of end markets, including gaming and data centers. NVIDIA’s core business has experienced accelerating organic growth over the past several years as the firm has broadened its focus from traditional PC graphics to more complex and faster-growing areas such as artificial intelligence and autonomous driving. The company is aligned with our Thriving People® theme. Its core areas of sustainability — people first, technology that moves humanity, and energy-efficient computing — drive NVIDIA’s overall fundamental strategy and, in our view, potentially contribute to higher long-term growth.

Healthcare company Exact Sciences was another notable contributor. The company provides a non-invasive cancer screening test, Cologuard, that can detect biomarkers associated with colorectal cancer and pre-cancer from a stool sample. Unlike a traditional colonoscopy that requires significant preparation and an in-office exam, the Cologuard collection kit can be used at home and then shipped to a lab. The company is aligned with our Thriving People theme, as this added level of convenience could continue to improve screening rates and help prevent avoidable cancer deaths, in our view. Also, we believe it will drive growth for the company, which also leads many of its industry peers in terms of product safety, environmental stewardship, and workplace gender diversity.

Could you discuss some holdings that detracted from the fund’s performance during the reporting period?

One top detractor was CrowdStrike, a cloud native security software company that protects endpoints [such as laptops, smartphones, and servers] that sit outside of a company’s firewall. The company is aligned with our Thriving Public® theme, in particular with our security and privacy subtheme. Its products detect incoming threats to devices, and its cloud-based platform allows companies to better adapt to and predict the quickly changing nature of incoming threats. During the period, the company reported earnings that were below expectations, which challenged the stock, as did the continued underperformance of high-growth companies that are more

ADVANTAGES OF AN ACTIVE ETF

This ETF (exchange-traded fund) is an actively managed, semi-transparent ETF, making it different from a passive ETF or a traditional active ETF. As a semi-transparent ETF, it does not disclose all of the portfolio holdings on a daily basis. Instead, the fund discloses a daily tracking basket, which helps to protect information about portfolio holdings and their weightings from traders who might try to mimic the trades of the portfolio managers.

Active ETFs may be one of the most cost-effective ways for you to take advantage of active management strategies. They offer:

• Potential for outperformance: Active strategies pursue above-benchmark returns through investment research and portfolio positioning.

• Active risk management: Proactive research helps to identify better risk/reward potential and seeks to reduce unintended risk.

• Professional oversight: Experienced portfolio managers help active ETFs balance risk and return while delivering the ETF’s structural benefits.

Sustainable Future ETF 5

affected by higher interest rates. We believe the company’s better technological offering and new product innovation has potential to lead to ongoing and durable growth over the long term.

Industrial company Advanced Drainage Systems was also among the top detractors. The company manufactures and markets thermoplastic corrugated pipes, water management products, and drainage solutions for use in underground construction and infrastructure. During the period, the company reported weaker-than-expected earnings, driven largely by a slowdown in housing-related end markets. The company is aligned with our Thriving Planet® theme, given its focus on manufacturing environmentally friendly plastic alternatives and its position as the second-largest plastic recycler in North America. At the close of the period, Advanced Drainage Systems was no longer held in the portfolio.

What is your outlook for the months ahead?

We believe that continued stock market volatility is a possibility, and we remain attuned to macroeconomic issues that may affect financial markets. While we take the macroeconomic backdrop into consideration, we are careful, as long-term investors, to avoid getting caught up in short-term thinking and overreacting to economic news. In many cases, we believe volatility can be beneficial, as it allows us to reevaluate companies at more attractive prices.

We continue to believe that the key driver of long-term fund performance should be our stock selection decisions. Also, for companies in the portfolio, certain environmental, social, and governance factors are relevant and material to their long-term business fundamentals. We remain excited about the number of businesses that offer compelling sustainability characteristics, strong fundamentals, and reasonable valuations.

Thank you, Katherine and Stephanie, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

This table shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Sustainable Future ETF

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 28, 2023, the end of the first half of its current fiscal year. We also include performance information as of the most recent calendar quarter-end. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate, and you may have a gain or a loss when you sell your shares. For the most recent month-end performance, please visit putnam.com or call 1-833-228-5577.

Annualized fund performance Total return for periods ended 2/28/23

	Life of fund
	(since
	5/25/21)	1 year	6 months
Net asset value	–17.75%	–16.72%	–2.15%
Market price	–17.78	–16.64	–2.59

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Performance assumes reinvestment of distributions and does not account for taxes.

Performance includes the deduction of management fees.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Comparative annualized index returns For periods ended 2/28/23

	Life of fund
	(since
	5/25/21)	1 year	6 months
Russell Midcap Growth Index	–7.68%	–8.31%	5.31%
Lipper Multi-Cap Growth Funds category median*	–9.79	–14.78	–1.11

Index and Lipper results should be compared with fund performance at net asset value.

Returns for periods of less than one year are not annualized.

Lipper peer group median is provided by Lipper, a Refinitiv company.

* Over the 6-month, 1-year, and life-of-fund periods ended 2/28/23, there were 442, 436, and 417 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 2/28/23

Share value	Net asset value	Market price
8/31/22	$18.12	$18.19
2/28/23	17.73	17.72

The classification of distributions, if any, is an estimate. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Sustainable Future ETF 7

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/23

	Life of fund
	(since
	5/25/21)	1 year	6 months
Net asset value	–15.60%	–15.10%	11.40%
Market price	–15.64	–15.29	11.12

See the discussion following the fund performance table on page 7 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As an investor, you pay ongoing expenses, such as management fees, and other expenses (with certain exceptions). In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay brokerage commissions in connection with your purchase or sale of shares of the fund, which are not shown in this section and would have resulted in higher total expenses. The expenses shown in the example also do not reflect transaction costs, which would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

Total annual operating expenses for the fiscal year ended 8/31/22	0.64%
Annualized expense ratio for the six-month period ended 2/28/23*	0.67%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes one-time annualized proxy cost of 0.04%.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment from 9/1/22 to 2/28/23. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses paid per $1,000*†	$3.29
Ending value (after expenses)	$978.50

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

8 Sustainable Future ETF

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/28/23, use the following calculation method. To find the value of your investment on 9/1/22, call 1-833-228-5577.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses paid per $1,000*†	$3.36
Ending value (after expenses)	$1,021.47

* Expenses are calculated using the fund’s annualized expense ratio, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/28/23.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

Sustainable Future ETF 9

Consider these risks before investing

The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Growth stocks may be more susceptible to earnings disappointments, and the market may not favor growth-style investing. Investments in small and midsize companies increase the risk of greater price fluctuations. From time to time, the fund may invest a significant portion of its assets in companies in one or more related industries or sectors, which would make the fund more vulnerable to adverse developments affecting those companies, industries, or sectors. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks.

The fund publishes each business day on its website a “Tracking Basket,” the structure of which may affect the price at which shares of the fund trade in the secondary market. ETFs trading on the basis of a published Tracking Basket may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, and therefore, may cost investors more to trade. Additionally, unlike ETFs that publicly disclose their complete portfolio holdings each business day, the fund provides certain other information intended to allow market participants to estimate the value of positions in fund shares, and there is no guarantee the fund’s arbitrage mechanism will operate as intended and that the fund will not experience wide bid/ask spreads and/or large discount or premiums to NAV. Disruptions to creations and redemptions, the existence of extreme market volatility, or potential lack of an active trading market for the fund’s shares may result in the fund’s shares trading significantly above (at a premium) or below (at a discount) to NAV.

The fund also has a limited public trading history, and there can be no assurance that an active trading market will develop or be maintained or that the market for fund shares will operate as intended. As a result, it may cost investors more to trade fund shares than shares of other ETFs.

Investing with a focus on companies whose products and services produce positive environmental, social, and economic development impact may result in the fund investing in certain types of companies, industries, or sectors that underperform the market as a whole. In evaluating an investment opportunity, we may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

10 Sustainable Future ETF

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund’s assets, minus any liabilities, divided by the number of outstanding shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the New York Stock Exchange.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed income securities.

ICE BofA (Intercontinental Exchange Bank of America) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell Midcap® Growth Index is an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper,  a Refinitiv company, is a third-party industry-ranking entity that ranks funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category medians reflect performance trends for funds within a category.

Sustainable Future ETF 11

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, or, for exchange-traded funds only, 1-833-228-5577. We will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2022, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581, or, for exchange-traded funds only, 1-833-228-5577.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam funds. As of February 28, 2023, Putnam employees had approximately $450,000,000 and the Trustees had approximately $63,000,000 invested in Putnam funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

12 Sustainable Future ETF

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover (not required for money market funds) in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Sustainable Future ETF 13

The fund’s portfolio 2/28/23 (Unaudited)

COMMON STOCKS (96.3%)*	Shares	Value
Banks (1.4%)
First Republic Bank/CA	17,168	$2,111,836
		2,111,836
Biotechnology (6.0%)
Ascendis Pharma A/S ADR (Denmark) †	11,131	1,236,543
Compass Pathways PLC ADR (United Kingdom) †	73,131	603,331
Exact Sciences Corp. †	35,323	2,201,683
Immunocore Holdings PLC ADR (United Kingdom) †	13,981	766,858
Regeneron Pharmaceuticals, Inc. †	5,059	3,846,965
Twist Bioscience Corp. †	32,299	628,539
		9,283,919
Capital markets (2.9%)
MSCI, Inc.	8,636	4,509,287
		4,509,287
Chemicals (2.0%)
Ginkgo Bioworks Holdings, Inc. †	336,612	494,820
Ingevity Corp. †	31,644	2,612,529
		3,107,349
Commercial services and supplies (5.1%)
Casella Waste Systems, Inc. Class A †	39,849	3,101,049
Cintas Corp.	10,947	4,799,931
		7,900,980
Construction and engineering (1.3%)
Quanta Services, Inc.	12,992	2,096,909
		2,096,909
Diversified telecommunication services (1.9%)
Liberty Global PLC Class C (United Kingdom) †	142,076	3,019,115
		3,019,115
Electric utilities (1.7%)
Constellation Energy Corp.	28,102	2,104,559
NextEra Energy, Inc.	7,728	548,920
		2,653,479
Electrical equipment (1.5%)
Regal Beloit Corp.	14,395	2,269,228
		2,269,228
Electronic equipment, instruments, and components (1.4%)
Trimble Inc. †	40,476	2,107,181
		2,107,181
Food and staples retailing (2.0%)
Sprouts Farmers Market, Inc. †	102,752	3,112,358
		3,112,358
Food products (1.4%)
McCormick & Co., Inc. (non-voting shares)	29,236	2,172,820
		2,172,820
Health-care equipment and supplies (6.7%)
Cooper Cos., Inc. (The)	9,199	3,007,797
Dexcom, Inc. †	44,524	4,942,609
IDEXX Laboratories, Inc. †	5,485	2,595,721
		10,546,127

14 Sustainable Future ETF

COMMON STOCKS (96.3%)* cont.	Shares	Value
Health-care providers and services (1.8%)
HealthEquity, Inc. †	43,810	$2,855,098
		2,855,098
Health-care technology (2.0%)
Veeva Systems, Inc. Class A †	18,765	3,108,610
		3,108,610
Hotels, restaurants, and leisure (4.6%)
Chipotle Mexican Grill, Inc. †	3,403	5,074,143
Vail Resorts, Inc.	8,693	2,029,729
		7,103,872
Interactive media and services (1.8%)
Pinterest, Inc. Class A †	108,913	2,734,805
		2,734,805
IT Services (4.2%)
Gartner, Inc. †	11,185	3,666,555
Mastercard, Inc. Class A	8,048	2,859,374
		6,525,929
Life sciences tools and services (7.2%)
Bio-Rad Laboratories, Inc. Class A †	7,200	3,440,448
Danaher Corp.	14,102	3,490,668
Thermo Fisher Scientific, Inc.	8,141	4,410,468
		11,341,584
Machinery (2.1%)
Federal Signal Corp.	62,184	3,281,450
		3,281,450
Mortgage real estate investment trusts (REITs) (1.6%)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. R	81,823	2,570,060
		2,570,060
Pharmaceuticals (1.7%)
Zoetis, Inc.	15,506	2,589,502
		2,589,502
Professional services (1.1%)
Planet Labs PBC †	377,889	1,742,068
		1,742,068
Semiconductors and semiconductor equipment (6.7%)
Applied Materials, Inc.	25,065	2,911,300
ASML Holding NV (NY Reg Shares) (Netherlands)	5,151	3,181,927
NVIDIA Corp.	11,959	2,776,401
SolarEdge Technologies, Inc. (Israel) †	4,875	1,549,860
		10,419,488
Software (20.8%)
Adobe, Inc. †	9,245	2,994,918
Atlassian Corp. Class A †	11,959	1,965,222
Cadence Design Systems, Inc. †	24,820	4,788,771
Ceridian HCM Holding, Inc. †	30,128	2,197,235
CrowdStrike Holdings, Inc. Class A †	25,250	3,047,423
Dynatrace, Inc. †	65,693	2,793,923
Palo Alto Networks, Inc. †	19,685	3,708,063
Roper Technologies, Inc.	7,911	3,403,312
ServiceNow, Inc. †	6,766	2,924,062

Sustainable Future ETF 15

COMMON STOCKS (96.3%)* cont.	Shares	Value
Software cont.
Verra Mobility Corp. †	162,682	$2,803,011
Zscaler, Inc. †	15,407	2,020,628
		32,646,568
Textiles, apparel, and luxury goods (4.1%)
Levi Strauss & Co. Class A	175,606	3,150,372
Lululemon Athletica, Inc. (Canada) †	10,599	3,277,211
		6,427,583
Trading companies and distributors (1.3%)
Core & Main, Inc. Class A †	86,653	2,019,881
		2,019,881
Total common stocks (cost $153,704,675)		$150,257,086

SHORT-TERM INVESTMENTS (3.7%)*	Shares	Value
Putnam Government Money Market Fund Class P 4.18% L	5,779,974	$5,779,974
Total short-term investments (cost $5,779,974)		$5,779,974

TOTAL INVESTMENTS
Total investments (cost $159,484,649)	$156,037,060

Key to holding’s abbreviations
ADR	American Depository Receipts: Represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2022 through February 28, 2023 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $155,992,954.
†	This security is non-income-producing.
L	Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.

16 Sustainable Future ETF

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Communication services	$5,753,920	$—	$—
Consumer discretionary	13,531,455	—	—
Consumer staples	5,285,178	—	—
Financials	9,191,183	—	—
Health care	39,724,840	—	—
Industrials	19,310,516	—	—
Information technology	51,699,166	—	—
Materials	3,107,349	—	—
Utilities	2,653,479	—	—
Total common stocks	150,257,086	—	—
Short-term investments	5,779,974	—	—
Totals by level	$156,037,060	$—	$—
* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 17

Statement of assets and liabilities 2/28/23 (Unaudited)

ASSETS
Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $153,704,675)	$150,257,086
Affiliated issuers (identified cost $5,779,974) (Note 5)	5,779,974
Dividends, interest and other receivables	42,769
Receivable for investments sold	952,479
Total assets	157,032,308

LIABILITIES
Payable for investments purchased	98,819
Payable for shares of the fund repurchased	886,342
Payable for compensation of Manager (Note 2)	50,804
Other accrued expenses	3,389
Total liabilities	1,039,354

Net assets	$155,992,954

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$162,064,556
Total distributable earnings (Note 1)	(6,071,602)
Total — Representing net assets applicable to capital shares outstanding	$155,992,954

COMPUTATION OF NET ASSET VALUE
Net asset value per share
($155,992,954 divided by 8,800,001 shares)	$17.73

The accompanying notes are an integral part of these financial statements.

18 Sustainable Future ETF

Statement of operations Six months ended 2/28/23 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $97)	$61,199
Interest (including interest income of $9,916 from investments in affiliated issuers) (Note 5)	9,916
Total investment income	71,115

EXPENSES
Compensation of Manager (Note 2)	66,140
Other	4,343
Fees waived and reimbursed by Manager (Note 2)	(676)
Total expenses	69,807

Net investment income	1,308

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(1,104,951)
Securities from in-kind transactions (Notes 1 and 3)	354,561
Total net realized loss	(750,390)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(2,423,647)
Total change in net unrealized depreciation	(2,423,647)

Net loss on investments	(3,174,037)

Net decrease in net assets resulting from operations	$(3,172,729)

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 19

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 2/28/23*	Year ended 8/31/22
Operations
Net investment income (loss)	$1,308	$(23,110)
Net realized loss on investments	(750,390)	(1,776,128)
Change in net unrealized depreciation of investments	(2,423,647)	(1,687,786)
Net decrease in net assets resulting from operations	(3,172,729)	(3,487,024)
Proceeds from shares sold (Note 4)	156,816,750	1,636,328
Decrease from shares redeemed (Note 4)	(4,447,293)	(489,492)
Total increase (decrease) in net assets	149,196,728	(2,340,188)

NET ASSETS
Beginning of period	6,796,226	9,136,414
End of period	$155,992,954	$6,796,226

NUMBER OF FUND SHARES
Shares outstanding at beginning of period	375,001	325,001
Shares sold (Note 4)	8,675,000	75,000
Shares redeemed (Note 4)	(250,000)	(25,000)
Shares outstanding at end of period	8,800,001	375,001

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 Sustainable Future ETF

Financial highlights
(For a common share outstanding throughout the period)

PER-SHARE OPERATING PERFORMANCE
			For the period
			5/25/21
	Six months		(commencement
	ended	Year ended	of operations)
	2/28/23**	8/31/22	to 8/31/21
Net asset value, beginning of period	$18.12	$28.11	$25.00
Investment operations:
Net investment income (loss)[a]	—[e]	(.06)	(.03)
Net realized and unrealized
gain (loss) on investments	(.39)	(9.93)	3.14
Total from investment operations	(.39)	(9.99)	3.11
Less distributions:
From net investment income	—	—	—
Total distributions	—	—	—
Net asset value, end of period	$17.73	$18.12	$28.11
Total return at net asset value (%)[b]	(2.15)*	(35.54)	12.44*

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)	$155,993	$6,796	$9,136
Ratio of expenses to average net assets (%)[c]	.34*f,g	.64	.17 *
Ratio of net investment income (loss) to average
net assets (%)	.01*f	(.30)	(.10)*
Portfolio turnover (%)[d]	77*	68	20*

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment.

c Excludes acquired fund fees and expenses, if any.

d Portfolio turnover excludes securities received or delivered in-kind.

e Amount represents less than $0.01 per share.

f Reflects waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund during the period. As a result of such waivers, the expenses of the fund reflect a reduction of less than 0.01% as a percentage of average net assets (Note 2).

g Includes one-time proxy cost of 0.02%.

The accompanying notes are an integral part of these financial statements.

Sustainable Future ETF 21

Notes to financial statements 2/28/23 (Unaudited)

Within the following Notes to financial statements, references to “ETF” represent exchange-traded fund, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Additionally, references to “OTC”, if any, represent over-the-counter and references to “ESG”, if any, represent environmental, social and governance. Unless otherwise noted, the “reporting period” represents the period from September 1, 2022 through February 28, 2023.

Putnam Sustainable Future ETF (the fund) is a diversified, open-end series of Putnam ETF Trust (the Trust), a Delaware statutory trust organized under the Investment Company Act of 1940, as amended. The fund is an actively managed ETF that operates pursuant to an exemptive order from the SEC. The fund’s investment objective is to seek long-term capital appreciation. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on companies whose products and services Putnam Management believes provide solutions that directly contribute to sustainable social, environmental and economic development (Solutions Companies). Stocks of this type of company are typically, but not always, considered to be growth stocks. Growth stocks are stocks of companies whose revenues, earnings, or cash flows are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. Putnam Management may consider, among other factors, a company’s impact on sustainable environmental, social and economic development (as described below), valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund’s approach to sustainable investing incorporates fundamental research together with consideration of sustainable environmental, social and economic development impact. Putnam Management believes that companies whose products and services produce positive environmental, social and economic development impact also often demonstrate potential for strong financial growth. Under normal circumstances, the fund invests at least 80% of the value of its net assets in securities that meet Putnam Management’s sustainability criteria. These criteria are based on a proprietary sustainability solutions map that links to the United Nations Sustainable Development Goals (SDGs). In applying these criteria, Putnam Management will assign each company a proprietary environmental, social and/or corporate governance (ESG) rating ranging from 1 to 4 (1 indicating the highest (best) ESG rating and 4 indicating the lowest (worst) ESG rating). In order to meet Putnam Management’s sustainability criteria for purposes of this investment policy, a company must be rated 2 or 1 by Putnam Management. This policy is non-fundamental and may be changed only after 60 days’ notice to shareholders. Putnam Management may not apply sustainability criteria to investments that are not subject to the fund’s 80% policy, and such investments may not meet Putnam Management’s sustainability criteria. In selecting each investment Putnam Management considers the extent to which a company’s products or services may provide solutions to forward-looking sustainability needs, creating positive impact in environmental, social and economic development areas. Environmental impacts may include, for example, reduction of carbon emissions and improved water quality. Social impacts may include, for example, improvements in employee well-being, supplier standards, or access to products, information, or security. Economic development impacts may include, for example, stakeholder analysis and shared value approaches to business practices, access to economic opportunity, or improvements in operational effectiveness or efficiency.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, transfer agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in courts of the State of Delaware.

22 Sustainable Future ETF

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management.

Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Trustees.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, is recorded on the accrual basis. Amortization and accretion of premiums and discounts on debt securities, if any, is recorded on the accrual basis.

Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Lines of credit The fund participates, along with other Putnam funds, in a $100 million ($317.5 million prior to October 14, 2022) unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank

Sustainable Future ETF 23

Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior periods remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At August 31, 2022, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$1,616,244	$139,830	$1,756,074

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $159,591,512, resulting in gross unrealized appreciation and depreciation of $1,931,324 and $5,485,776, respectively, or net unrealized depreciation of $3,554,452.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays the Manager an annual all-inclusive management fee of 0.64% based on the fund’s average daily net assets computed and paid monthly. The management fee covers investment management services and all of the fund’s organizational and other operating expenses with certain exceptions, including but not limited to: payments under distribution plans, interest and borrowing expenses, taxes, brokerage commissions and other transaction costs, fund proxy expenses, litigation expenses, extraordinary expenses and acquired fund fees and expenses. All costs related to organization and offering of the Trust were borne by the Manager.

24 Sustainable Future ETF

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management. Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund. During the reporting period, management fees paid were reduced by $676 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% (prior to September 23, 2022, the annual rate was 0.35%) of the average net assets of the portion of the fund managed by PIL.

The fund has adopted a distribution and service plan pursuant to Rule 12b–1 under the 1940 Act that authorizes the fund to pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing shareholder support services. No Rule 12b–1 fees are currently paid by the fund.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments and in-kind transactions, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$52,015,120	$21,005,653
U.S. government securities (Long-term)	—	—
Total	$52,015,120	$21,005,653

Portfolio securities received or delivered through in-kind transactions were $119,654,353 and $3,890,420, respectively.

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

Shares of the fund are listed and traded on NYSE Arca, Inc., and individual fund shares may only be bought and sold in the secondary market through a broker or dealer at market price. These transactions, which do not involve the fund, are made at market prices that may vary throughout the day, rather than at net asset value (NAV). Shares of the fund may trade at a price greater than the fund’s NAV (premium) or less than the fund’s NAV (discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares (bid) and the lowest price a seller is willing to accept for shares (ask) when buying or selling fund shares in the secondary market (the “bid-ask spread”). The fund will issue and redeem shares in large blocks of 25,000 shares called “Creation Units” on a continuous basis, at NAV, with authorized participants who have entered into agreements with the fund’s distributor. The fund will generally issue and redeem Creation Units in return for a designated portfolio of securities (and an amount of cash) that the fund specifies each day. The fund generally imposes a transaction fee on investors purchasing or redeeming Creation Units. Investors transacting in Creation Units for cash may also pay an additional variable charge to compensate the fund for certain transaction costs and market impact expenses relating to investing in portfolio securities. Such variable charges, if any, are included in Other capital in the Statement of changes in net assets.

At the close of the reporting period, Putnam Investment Holdings, LLC owned 1 share of the fund (less than 0.01% of shares outstanding), valued at $17.73.

Sustainable Future ETF 25

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 8/31/22	cost	proceeds	income	of 2/28/23
Short-term investments
Putnam Government
Money Market Fund*	$—	$7,623,001	$1,843,027	$9,916	$5,779,974
Total Short-term
investments	$—	$7,623,001	$1,843,027	$9,916	$5,779,974

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Investing with a focus on companies that exhibit a commitment to sustainable business practices may result in the fund investing in certain types of companies, industries or sectors that the market may not favor. In evaluating an investment opportunity, Putnam Management may make investment decisions based on information and data that is incomplete or inaccurate. Due to changes in the products or services of the companies and issuers in which the fund invests, the fund may temporarily hold securities that are inconsistent with its sustainable investment criteria.

The Covid–19 pandemic and efforts to contain its spread have resulted in, among other effects, significant market volatility, exchange trading suspensions and closures, declines in global financial markets, higher default rates, significant changes in fiscal and monetary policies, and economic downturns and recessions. The effects of the Covid–19 pandemic have negatively affected, and may continue to negatively affect, the global economy, the economies of the United States and other individual countries, the financial performance of individual issuers, sectors, industries, asset classes, and markets, and the value, volatility, and liquidity of particular securities and other assets. The effects of the Covid–19 pandemic also are likely to exacerbate other risks that apply to the fund, which could negatively impact the fund’s performance and lead to losses on your investment in the fund. The duration of the Covid–19 pandemic and its effects cannot be determined with certainty.

26 Sustainable Future ETF

Shareholder meeting results (Unaudited)

January 11, 2023 special meeting

At the meeting, each of the nominees for Trustees was elected, with all funds of the Trust voting together as a single class, as follows:

	Votes for	Votes against	Votes withheld
Liaquat Ahamed	4,484,567	—	444,547
Barbara M. Baumann	4,422,414	—	506,700
Katinka Domotorffy	4,649,758	—	279,356
Catharine Bond Hill	4,715,090	—	214,024
Kenneth R. Leibler	4,908,146	—	20,968
Jennifer Williams Murphy	4,797,806	—	131,308
Marie Pillai	4,374,937	—	554,177
George Putnam III	4,908,051	—	21,063
Robert L. Reynolds	4,908,146	—	20,968
Manoj P. Singh	4,355,772	—	573,342
Mona K. Sutphen	4,634,643	—	294,471

All tabulations are rounded to the nearest whole number.

Sustainable Future ETF 27

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 or, for exchange-traded funds only, 1-833-228-5577 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

28 Sustainable Future ETF

Fund information

Founded over 85 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, and asset allocation categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Barbara M. Baumann, Vice Chair	BSA Compliance Officer
100 Federal Street	Liaquat Ahamed
Boston, MA 02110	Katinka Domotorffy	Martin Lemaire
	Catharine Bond Hill	Vice President and
Investment Sub-Advisor	Jennifer Williams Murphy	Derivatives Risk Manager
Putnam Investments Limited	Marie Pillai
16 St James’s Street	George Putnam III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
Distribution Services	Mona K. Sutphen
Foreside Fund Services, LLC		Alan G. McCormack
Three Canal Plaza, Suite 100	Officers	Vice President and
Portland, ME 04101	Robert L. Reynolds	Derivatives Risk Manager
President
Custodian		Denere P. Poulack
State Street Bank	James F. Clark	Assistant Vice President,
and Trust Company	Vice President, Chief Compliance	Assistant Clerk, and
	Officer, and Chief Risk Officer	Assistant Treasurer
Legal Counsel
Ropes & Gray LLP	Michael J. Higgins	Janet C. Smith
	Vice President, Treasurer,	Vice President,
	and Clerk	Principal Financial Officer,
Principal Accounting Officer,
	Jonathan S. Horwitz	and Assistant Treasurer
Executive Vice President,
	Principal Executive Officer,	Stephen J. Tate
	and Compliance Liaison	Vice President and
Chief Legal Officer

Mark C. Trenchard
Vice President

Call 1-833-228-5577 Monday through Friday between 9:00 a.m. and 5:00 p.m. Eastern Time or visit putnam.com anytime for up-to-date information about the fund’s NAV.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam ETF Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 27, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 27, 2023

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: April 27, 2023